SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.   )

Filed by the Registrant ☐

Filed by a Party Other than the Registrant ☒

Check the Appropriate Box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by
 Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HC2 Holdings, Inc.
(Name of registrant as specified in its charter)

PERCY ROCKDALE LLC
RIO ROYAL LLC
MG CAPITAL MANAGEMENT LTD.
MICHAEL GORZYNSKI

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement no.:
(3)	Filing Party:
(4)	Date Filed:

Percy Rockdale LLC, together with the other participants named herein (collectively, “Percy Rockdale”), intends to file with the Securities and Exchange Commission a preliminary proxy statement and an accompanying proxy card to be used to solicit votes for the election of its slate of director nominees at the upcoming 2020 annual meeting of stockholders of HC2 Holdings, Inc., a Delaware corporation (the “Issuer”).

On January 27, 2020, Percy Rockdale issued the attached letter to the Shareholders of the Issuer (the “Shareholder Letter”) and filed the Shareholder Letter as an exhibit to its Schedule 13D filing with the Securities Exchange Commission: